UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2020

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2020

Table of Contents

Message from the Adviser	1
Boston Common ESG Impact International Fund
Investment Outlook	5
Management’s Discussion of Fund Performance	8
Country Allocation	10
Performance Chart	11
Schedule of Investments	12
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	14
Management’s Discussion of Fund Performance	17
Sector Allocation	19
Performance Chart	20
Schedule of Investments	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	41
Expense Examples	42
Statement Regarding Liquidity Risk Management Program	44
Trustees and Executive Officers	45
Approval of Investment Advisory Agreement	50
Federal Tax Information	55
Additional Information	57
Privacy Notice	Inside Back Cover

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Boston Common ESG Impact Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (bostoncommonfunds.com). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (877) 777-6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Adviser

Dear Fellow Investors,

As we head into autumn, we reflect on the intersecting crises laid bare in 2020 by the COVID-19 pandemic (the “pandemic”), Climate Change, and Systemic Inequity. Fighting for social justice and anti-racism has been central to Boston Common Asset Management’s (“Boston Common” or the “Adviser”) mission and identity since our inception, and yet we are called upon to do more.

Never has the past been less relevant in predicting the future. As extreme events like superstorm Sandy or a contagious zoonotic disease create disruptions, the financial community labels them as outliers, suggesting they are once-in-a-century events many standard deviations away from our “normal” expectations. In fact, these events highlight the changing distribution of interconnected outcomes. The tails are becoming both fatter and longer, as more extreme disasters hit more often. The landscape of risk and opportunity is being re-drawn.

The major risks of our time — climate change, pandemics, and rising, extreme inequality — are not unexpected, “black swan” events, but rather are well-known, cumulative developments happening all around us. They are interconnected, often mutually exacerbating trends that demand our attention. As engaged shareowners, we understand this changing landscape and use our voice alongside our capital to encourage the race to the top - reinforcing with managements quest for solutions to finite resources, including human capital.

Following a sharp global recession in the second and third quarters of 2020, an uneven recovery is taking shape around the world. Historically significant monetary and fiscal stimulus efforts, rising consumer confidence, improving trends in new COVID-19 cases, and expectations of accelerated vaccine approval all have contributed to growing optimism.  However, the uncertainties about a second wave of COVID-19 cases globally, the absence of much needed additional fiscal stimulus in the United States (“U.S.”), and the potential for a disorderly Presidential election increase risks that could dampen the trajectory of this current rebound.

We invite you to read further. In the following section, we highlight examples of how we partner with you, our shareholders, to engage with portfolio companies on issues around Environment, Social, and Governance (“ESG”) as well as report out an annual impact report card for 2019. We address economic and market developments, summarize our strategies in the U.S. and international portfolios, and feature companies that we view as leaders among peers in ESG factors.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Advocating for a More Sustainable, Equitable, and Transparent World

Boston Common’s fourth Annual Impact Report, released in August, comes at a challenging time for investors, companies, and society at large. The COVID-19 crisis and continuing social unrest following the murders of George Floyd and other unarmed black men and women in the U.S. underlined the necessity for companies to serve all stakeholders. COVID-19 has not altered our engagement priorities but has changed some of our tactics – advancing our clients’ social and financial objectives by empowering portfolio companies to be future-prepared and future-appropriate with products, processes, and policies to match.

Reflecting on our long-term engagement work, in 2019 Boston Common:

•	Engaged 219 companies and achieved 63 meaningful changes.

•	Championed high-profile corporate engagements on climate disclosure, deforestation, eco-efficiency, and plastic waste.

•	Raised the level of our ambition and impact with our fifth global banking report: Banking on a Low-Carbon Future: Finance in a Time of Climate Crisis.

•	Urged the SEC to protect share-holder rights, preserving the ability of investors to engage companies on sustainability issues.

In 2020 and beyond, we call on companies to build long-term resilience with a focus on a regenerative, green recovery and inclusive prosperity.

COVID-19 Engagement

The COVID-19 crisis highlights structural inequities blanketing a wide range of issues: how work is valued, defining a living wage, public health risks posed by industrial agriculture and food insecurity, and unequal health care access and outcomes in low income and communities of color. This calls for a refresh of priorities as well as investor and private sector action. Issues like responsible corporate tax practices take on greater urgency as we see necessary investment in health care infrastructure and other social safety nets ahead of the next crisis.

BOSTON COMMON ESG IMPACT FUNDS

Since the spring, Boston Common has prioritized engagement to address both immediate and long-term disruptions to business models in key sectors such as pharmaceuticals, food and beverage, retail, personal care products, and apparel.  We have had robust responses or dialogues with Novartis, GlaxoSmithKline, Mondelez, PepsiCo, Unilever, Kroger, Target, PVH, Essity, and Colgate-Palmolive.  Boston Common was also a part of the investor group, holding more than $1.9 trillion in assets, that called on the drug makers to set aside rivalries and short-term interests and cooperate on finding solutions to the coronavirus. As part of this effort, we are leading engagements with Novartis and GlaxoSmithKline.  We are also engaging global apparel companies, and we applaud the following companies for their commitment to pay their suppliers in full for existing orders and those in process, despite the unprecedented challenges these companies faced due to COVID-19: adidas, H&M, Inditex, Marks & Spencer, Nike, PVH, Target (USA), UNIQLO, and VF Corporation.

Racial Equity Commitment and Engagement Focus

At Boston Common, the mission and language of racial justice has been embedded in our identity since our inception. We remain steadfast in our commitment to this work and continue to seek ways to amplify our impact.  Persuading corporations to make changes in pursuit of social justice has been a cornerstone of our approach.  In May, Boston Common joined 128 other investors in a public solidarity statement and call to action for investors to dismantle systemic racism and recognize our responsibility to act.

We also raised the ambition of our Workplace Equality work by launching a new engagement focused on racial equity.  We wrote to nine companies (Colgate Palmolive, Estee Lauder, Proctor & Gamble, Kroger, Target, TJX, GlaxoSmithKline, Novartis, and Roche) asking how they are addressing racial equity across the value chain, including board and executive accountability, corporate culture, and reporting. All companies have either responded or committed to respond and have been very open to sharing where they are on this journey to address systemic racism.  Many have established cross-functional committees charged with developing a company-wide racial equity strategy, while some have committed to new skills training and mentorship for Black and Latinx associates. Others are conducting racial pay parity audits and have committed to disclose EEO-1 report data for the first time.  We will continue to engage these companies throughout the rest of 2020 into 2021 as we assess the implementation and progress of these commitments.

Climate Change and Digital Human Rights

While our recent engagement focus has been on COVID-19 impacts and racial equity, we can also report progress in our flagship engagements focused on

BOSTON COMMON ESG IMPACT FUNDS

banks and climate change, eco-efficiency, and shareholder resolutions filed with Apple and Google (Alphabet) on digital human rights.

Climate Change

In early 2020, Boston Common was the first U.S. asset manager to commit to disclose its portfolios’ carbon footprint under the Partnership for Carbon Accounting Financials (PCAF).  We were one of 16 firms to also contribute to the development of PCAF’s global standards for six asset classes, including listed equities. PCAF is now supported by more than 70 financial institutions with close to $10 trillion in assets.  In September, Citigroup and Morgan Stanley joined the PCAF – one of our key asks for the banks since June 2019.  Taiwan Semiconductor joined RE100, a global initiative that brings together companies committed to 100% renewable electricity.

Digital Human Rights

Boston Common co-filed a shareholder resolution with Google parent Alphabet to encourage the establishment of a board-level human rights risk oversight committee to mitigate the evolving risks that Google’s technology poses to the company, consumers, shareholders, and society at large.  In September, Boston Common filed a resolution on Apple’s Human Rights Policy and its gaps in digital human rights.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

The global economy should continue to recover from the depressed levels brought on by the global pandemic. Although sporadic COVID-19 outbreaks and corresponding curbs on social activity will hamper certain activities in the near-term, we are encouraged by progress in vaccine development and in treatment outcomes for patients. Disaster relief funded by governments in most advanced countries should help struggling households. Expansionary fiscal and monetary policies, extremely low interest rates, and gradually recovering economies create favorable conditions for equity markets, while geopolitical events could result in elevated volatility. The long-term picture is bolstered by Europe’s accelerated efforts to address climate change and incremental actions towards fiscal integration, Japan’s stability, and emerging economies’ dynamism.

On balance, the Boston Common ESG Impact International Fund (the “International Fund”) remains defensively positioned with more exposure to the Health Care, Consumer Staples, and Telecommunication sectors when compared to the MSCI EAFE® Index. The Fund is underweight commodity industries, but is overweight Information Technology and Industrials and has added to consumer cyclical stocks. Political, corporate, and consumer actions increase our conviction that international markets, especially Europe, look well placed to prosper in a more sustainable economic future. The International Fund seeks to capitalize on this vision by investing in companies that provide solutions to our environmental and social justice challenges, with leading ESG practices, sound fundamental profiles, and compelling valuations relative to financial prospects.

Europe’s institutions appear capable of responding to the current health crisis as well as long-term challenges. While individual nations had different approaches and health outcomes, the Continent seems to have emerged politically stronger after a few tragic months this past spring.  Germany provided crucial support this summer for joint European Union bonds to fund government stimulus. Some countries, including Germany, had been historically wary of jointly issued debt as a move towards a fiscal union. The European Green Deal, the European Union’s set of policies designed to help the Continent reach net-zero greenhouse gas emissions by 2050 is also a source of support for economic recovery.

In addition to German national stimulus efforts, France recently announced it would spend as much as 4% of its gross domestic product, the largest plan of any major European country. Consistent with the regional plan, France is earmarking 30% of spending for green energy policies such as efficient insulation and the nascent development of green hydrogen. The latter could play an important role in de-carbonizing heavy industry and transport in the coming years. The International Fund purchased French auto parts supplier Valeo based on the company’s burgeoning position in the electric vehicle supply chain. The

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

company sells lights, sensors, powertrains, and thermal systems to global auto manufacturers. The long-term shift from internal combustion engines to electric vehicles should be a net positive for Valeo, primarily through its high voltage powertrain joint venture.

Brexit concerns linger as the United Kingdom’s (the “U.K”) European Union exit deal expires at the end of the year. We continue to expect a negotiated compromise, which has happened at every deadline over the past few years. The International Fund remains underweight the U.K. but overweight the rest of Europe, with a focus on industrial producers of green products, which should continue to see higher demand as the Continent works towards its net zero greenhouse gas emission goal over the next three decades.

JAPAN’S new Prime Minister, Yoshihide Suga, is likely to follow his predecessor in promoting pro-growth policies in Japan. Fiscal policy is likely to stay aggressive and Suga has called for structural reforms, including advancing digitalization. He has also retained the incumbent Bank of Japan Governor, who has kept short- and long-term interest rates near zero and purchased financial assets to boost inflation.

Japan’s political system has been very stable compared to other developed countries. While a relatively homogenous and egalitarian society may be a factor, it is more likely explained by the dominance of a single political party, the Liberal Democratic Party (LDP). While the status quo has ensured continuity, it is likely an impediment to more dramatic changes. Under Prime Minister Suga, we expect Japan to continue on its path to gradual progress in corporate governance reforms and more inclusive policies for women and immigrants. The International Fund has significant exposure to export-oriented Japanese stocks with leading franchises and progressive managements.  As an example, the International Fund purchased Yamaha, a global leader in musical instruments and educational programs. The company is the world’s largest piano manufacturer, offering models for professionals and beginners alike, enabling broad artistic expression. Yamaha’s digital products appeal to the modern marketplace and are helping improve profitability. The International Fund remains underweight more mature domestic industries in Japan.

Within the ASIA PACIFIC and EMERGING MARKETS region, Australia succumbed to recession this summer for the first time in nearly thirty years. The country has historically benefited from its tight relationship with China, but those ties have frayed in the fallout of the U.S.-China trade war. Australia has handled the pandemic relatively well, with a case rate in between those of Singapore and South Korea. China is exhibiting the benefit of suppressing COVID-19, one of few countries with expected economic expansion in 2020. China displayed its long-term planning when it announced its commitment to

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

become carbon neutral by 2060. The country is the world’s largest carbon emitter, though it is less than half the U.S. level on a per-capita basis. China has released only limited details, but it will likely foster greater demand for renewable power and energy-efficient equipment.

While the near-term outlook may be challenging for some emerging markets, we are attracted to the region’s dynamic characteristics, including favorable demographics, rapid development in innovative industries, and improvements in sustainability. The International Fund’s holdings are focused primarily in emerging Asian consumer and financial stocks, including recently purchased HDFC Bank, a leading Indian bank with an impressive record of risk management and profitable growth. The bank is focused on retail and small business lending, including its microfinance initiatives that provide important access to credit and typically empower women entrepreneurs.

At the end of 2019, the International Fund eliminated its two remaining holdings in conventional energy. With rising climate action and the burgeoning electric vehicle industry, our long-term oil demand expectations continue to shift downwards, while supply appears abundant, led by the U.S. shale industry. The International Fund continues to favor renewable energy, and our wind power holdings are found in the Industrials and Utility sectors. In the past months, we sold Panasonic and BMW, as both companies face challenges from structural and cyclical pressures. We also sold Spanish electric grid operator Red Electrica based on regulatory headwinds and Reckitt Benckiser, a British beneficiary of pandemic hygiene purchases, which was trading at a three-year high valuation level.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the twelve months ending September 30, 2020, the International Fund  appreciated 13.29%. The MSCI EAFE® Index (the “Index”) increased 0.49% over the same time period.

We believe the International Fund’s strong relative performance over the last twelve months is a reflection of our integrated ESG investment philosophy that seeks high-quality ESG leaders and solutions companies. Our portfolio positioning was also beneficial: favoring the Information Technology and Health Care sectors that led the market while underweighting the lagging Energy and Financial sectors.

Stock selection was positive in 9 of the 11 sectors, with Industrials the largest contributor over the last twelve months. Danish wind turbine manufacturer Vestas Wind benefited from robust global demand for renewable energy. Producers of energy-efficient capital equipment also rallied on favorable fundamental prospects: Daikin, Atlas Copco, and Schneider Electric. The Information Technology and Health Care sectors were boosted by German semiconductor manufacturer Infineon, a company that is benefiting from the move towards electric vehicles, French diagnostics firm bioMerieux, and Danish pharmaceutical company Novo Nordisk.  All regions experienced positive stock selection, but Europe was a primary source of outperformance with key contributions from German residential real estate company Vonovia and Danish offshore wind farm developer Orsted. Chinese ecommerce merchant Alibaba Group also was a top performer.

The Communication Services sector was the primary detractor from the International Fund’s returns, as Singapore Telecommunications faced challenging operating conditions. The underweight of the Materials sector was also a small detractor. Global banks faced severe selling pressure in 2020, driven by concerns around rising credit losses, lower interest margins, and the need to retain capital. The International Fund suffered from poor performance by bank holdings in the Netherlands (ING Groep), UK (Standard Chartered), Indonesia (Bank Rakyat), and Thailand (Kasikornbank), along with European insurer AXA. From a regional perspective, the Fund’s underweight to Japan was a slight relative drag; financial services provider Orix and premium cosmetics company Shiseido underperformed.  Several holdings that held back performance were sold during the year, including Spanish hotel operator Melia and Finnish telecommunications provider Nokia.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default. It is not possible to invest directly into an index.

EEO-1 report data is a compliance survey mandated by federal statue and regulations requiring company employment data to be categorized by race/ethnicity, gender and job category.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2020 (Unaudited)

Country	% of Net Assets[1]
Japan	20.8%
Germany	10.8%
United Kingdom	10.5%
France	9.9%
Netherlands	8.1%
Denmark	6.5%
Sweden	5.7%
Switzerland	4.9%
Hong Kong	3.3%
Finland	2.4%
China	2.0%
Ireland	1.9%
Singapore	1.5%
Australia	1.4%
Taiwan	1.3%
South Africa	1.3%
Belgium	1.3%
Indonesia	1.2%
India	1.1%
Spain	1.1%
Thailand	0.9%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2020	Year	Year	Year	(12/29/10)	(9/30/20)
International Fund	13.29%	4.19%	7.70%	4.27%	$150,347
MSCI EAFE® Index	0.49%	0.62%	5.26%	4.08%	$147,713

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares		Value
COMMON STOCKS – 97.9%

Communication Services – 4.5%
305,450	Deutsche
	Telekom AG	$5,085,786
219,500	Nippon Telegraph
	& Telephone Corp.	4,481,461
3,083,200	Singapore
	Telecommunications
	Ltd.	4,825,431
		14,392,678
Consumer Discretionary – 9.6%
12,131	Adidas AG	3,917,634
21,265	Alibaba Group
	Holding
	Ltd. – ADR[1]	6,251,485
613,995	Barratt
	Developments PLC	3,765,480
23,696	Naspers Ltd. –
	Class N	4,185,280
23,100	Shimano, Inc.	4,559,828
106,755	Valeo SA	3,278,273
99,300	Yamaha Corp.	4,762,511
		30,720,491
Consumer Staples – 12.5%
219,346	Essity AB – Class A	7,405,399
92,100	Kao Corp.	6,914,017
48,266	Kerry Group PLC	6,182,218
78,200	Shiseido
	Company Ltd.	4,526,996
141,200	Sundrug
	Company Ltd.	5,322,526
163,330	Unilever
	NV – NYRS	9,865,132
		40,216,288
Financials – 14.6%
697,626	AIA Group Ltd.	6,934,470
287,285	AXA SA	5,317,094
73,040	HDFC Bank
	Ltd. – ADR	3,649,078
925,979	ING Groep NV	6,608,628
1,148,400	Kasikornbank
	PLC – NVDR	2,803,428
51,267	Macquarie
	Group Ltd.	4,444,046
444,200	ORIX Corp.	5,548,178
18,006,000	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	3,694,009
197,499	Sampo Oyj –
	Class A	7,821,573
		46,820,504
Health Care – 16.7%
24,333	BioMerieux	3,808,873
124,357	Dechra
	Pharmaceuticals
	PLC	5,170,767
140,011	GlaxoSmithKline
	PLC – ADR	5,270,014
118,485	Grifols SA	3,407,072
58,700	Hoya Corp.	6,628,189
131,496	Koninklijke
	Philips NV	6,209,164
69,245	Novartis AG – ADR	6,021,545
104,932	Novo Nordisk
	A/S – Class B	7,270,170
224,358	Roche Holding
	Ltd. – ADR	9,604,766
		53,390,560
Industrials – 16.5%
227,918	Assa Abloy AB	5,328,750
129,190	Atlas Copco AB –
	Class B	5,391,607
40,700	Daikin Industries	7,520,316
65,439	Ferguson PLC	6,585,188
59,340	KION Group AG	5,067,024
115,294	Recruit Holdings
	Company Ltd.	4,578,943
57,943	Schneider
	Electric SE	7,202,294
25,901	Spirax-Sarco
	Engineering PLC	3,688,366
45,601	Vestas Wind
	Systems A/S	7,369,419
		52,731,907

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2020 (Continued)

Shares		Value
COMMON STOCKS – 97.9% (Continued)

Information Technology – 12.4%
9,287	ASML Holding
	NV – NYRS	$3,429,410
21,984	Dassault
	Systemes SE	4,101,845
222,718	Infineon
	Technologies AG	6,277,520
11,300	Keyence Corp.	5,282,516
42,848	SAP SE – ADR	6,676,147
51,673	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. –
	ADR	4,189,130
60,400	TDK Corp.	6,595,245
40,458	Worldline SA1	3,312,852
		39,864,665
Materials – 5.6%
28,939	Air Liquide SA	4,587,139
64,735	Croda
	International PLC	5,221,923
1,076,694	DS Smith PLC	4,090,498
98,072	Umicore SA	4,079,282
		17,978,842
Real Estate – 3.6%
1,478,000	Hang Lung
	Properties Ltd.	3,766,779
112,576	Vonovia SE	7,717,465
		11,484,244
Utilities – 1.9%
45,026	Orsted A/S	6,207,304
		6,207,304
TOTAL COMMON STOCKS
(Cost $240,327,531)		313,807,483

SHORT-TERM INVESTMENTS – 1.7%

Money Market Funds – 1.7%
5,482,572	First American
	Treasury Obligations
	Fund – Class X,
	0.056%[2]	5,482,572
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,482,572)		5,482,572
TOTAL INVESTMENTS – 99.6%
(Cost $245,810,103)		319,290,055
Other Assets in
Excess of Liabilities – 0.4%		1,235,770
NET ASSETS – 100.0%		$320,525,825

ADR  American Depositary Receipt
NYRS  New York Registry Shares
NVDR  Non-Voting Depository Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook – A Tale of Two Recoveries

Following a sharp recession in the first and second quarters of 2020, an uneven recovery is taking shape. Historically significant monetary and fiscal stimulus efforts, unexpectedly strong signs of economic rebound, rising consumer confidence, improving trends in new COVID-19 cases, and expectations of accelerated vaccine approval all contributed to growing optimism. Many states took steps to reopen, and talk of a “V” shaped economic recovery was in the air. Pockets of strength emerged. The housing sector has been reinforced by low interest rates, financial well-being among white-collar workers, and the growing prevalence of remote work. Finance, technology, and other white-collar industries recovered well, and the consumption spending of workers in these sectors has been rising.  E-commerce, online communication, non-cash transactions, digital streaming, and renewable energy have all seen rapid growth.

However, as time goes on, the uneven, protracted, and tenuous nature of the recovery is becoming apparent. Near-term uncertainties remain, including the outlook for additional fiscal stimulus and the potential for a disorderly Presidential election. While unemployment, at 7.9% at the end of September, is half of April’s level, the burden of this unemployment is disproportionately borne by women and people of color, particularly those in lower-paying service sector jobs; it is unclear whether or when those jobs might return. A vaccine is almost certain to be approved, but worldwide inoculation and a return to unfettered social movement is still a year or more away.

A resolution of these uncertainties could create the foundation for a multi-year recovery after a steep, pandemic-led recession. We anticipate a greater emphasis on investment spending by U.S. companies, creating a foundation for productivity growth in a strong, sustainable economy. Supporting this outlook, interest rates and corporate bond spreads are near all-time lows globally, and central banks’ policies remain expansive. Equity valuations are not low relative to history, but remain attractive relative to bonds and cash investments.

We continue to see opportunity for active management and stock selection. Our longer-term focus leads us to integrate ESG issues, seeking forward-thinking companies that lean into emerging trends for a regenerative economy and inclusive prosperity.

Portfolio Positioning

The market continues its focus on larger technology companies and certain “story” stocks, leading to potential froth in the market. Therefore, the Boston Common ESG Impact U.S. Equity Fund (the “Fund”) remains positioned as a “barbell,” balancing defensive and cyclical exposure. As investors flipped from panic to optimism, we used strength to take profits in U.S Equity Fund holdings

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

that had done well. These holdings supported the portfolio during the decline, and through rebalancing we look to take advantage of new opportunities. Overall, in these uncertain times, a significant portion of the U.S. Equity Fund’s portfolio remains in companies that can successfully navigate near-term disruptions, with strong execution and high-quality management teams.

With a nod to an improving economy the U.S. Equity Fund increased its exposure to the housing and home remodeling markets with a new purchase of insulation distributor TopBuild. This market leader should benefit from the strong housing market and is a beneficiary of increased consumer emphasis on energy efficiency. At the same time, the U.S. Equity Fund lessened its overweight to the Consumer Staples sector, selling long-term holding PepsiCo, a company with ESG challenges within its product portfolio and unlikely to upgrade to a “healthy for you” perception. Within the Information Technology sector the U.S. Equity Fund purchased initial positions in customer relations software company Salesforce.com and virtualization software VMware, both expanding the portfolio’s exposure to cloud-based computing. Salesforce began as the first “all-online” (it was just called the Internet in 1999) customer relations management applications, which has grown into one of the largest cloud-based solutions platforms.  On the other side, VMware’s growth segment is software that allows customers to access public and private cloud combinations i.e., a hybrid approach.

The current pandemic refocused consumers towards activities that enable the stay-at-home trend as well as help relieve the stress of social isolation. The U.S. Equity Fund purchased media company Netflix. With the secular changes in how entertainment is consumed, we see the company’s leading position in content streaming as sustainable. In fact, given the tailwind of ‘at-home’ activities, subscriber growth has been faster than originally expected. Netflix is a global platform, and even as competition heats up, the company continues to demonstrate an ability to incrementally raise prices. Strong subscriber growth, pricing power, and a double-digit earnings trajectory support a valuation that had recently declined from lofty heights.

Keeping an eye on valuation, the U.S. Equity Fund took profits by trimming cosmetic manufacturer Estee Lauder while redeploying the proceeds to biotech holding Amgen at attractive levels. Having performed well during the market downturn, the U.S. Equity Fund sold cell tower REIT Crown Castle and its long-held position in database provider Oracle. We remain disciplined to exit holdings where we see a change in a company’s prospects. The U.S. Equity Fund exited sustainable forester Weyerhaeuser after the company took the necessary steps to shore up its balance sheet by cutting its dividend and American Express, which is in the unfortunate situation of being exposed to both travel and small- and medium-sized business activity.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Over the past months, the U.S. Equity Fund added to holdings purchased earlier in the year: discount retailer Target, home products giant Procter & Gamble, and medical software company Cerner. These companies should continue to benefit from a focus on health and wellbeing spending for the former two and ongoing digitalization of medical information for the latter.

Markets are likely to remain volatile in coming months. For sustainability-focused active managers, market turmoil presents opportunities to upgrade the quality of our portfolios at better valuations. In hindsight, 2020 may be viewed as a year that accelerated trends already in place such as e-commerce, online communication, remote work, and digital streaming, all on-demand. From curb-side pickup to entertainment apps to zoom, these trends have advanced at a much more rapid pace than might have been possible in a world without COVID-19.  We remain focused on these trends and on identifying companies with strong or improving ESG profiles, sustainable product/service offerings, credible management execution, and attractive valuation.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the twelve months ending September 30, 2020, the U.S. Equity Fund rose 14.17%. The U.S. Equity Fund lagged the S&P 500® Index (the “Index”), which increased 15.15%. During the last twelve months, the U.S. Equity Fund held up better than the Index during the period of market stress. We believe our ESG-driven active management style guides sector and stock selection to help mitigate downside. Over the past months, as the market rallied strongly to the upside, the U.S. Equity Fund did not keep up.

The Real Estate sector was the largest contributor to relative performance, highlighted by infrastructure financier Hannon Armstrong. Strong stock selection within Health Care also contributed to U.S. Equity Fund results.  Biotech Regeneron continued to see strong results from its main drug franchise but also made strides to provide therapeutic solutions in treating COVID-19. The resumption of broad medical research and recovering diagnostic volumes, coupled with accelerated COVID-19 testing and therapy development helped health care conglomerate Danaher and life sciences firm Agilent rally. Many consumer stocks, including companies like general retailer Target and household products giant Procter & Gamble, benefitted from pent-up demand even after managing the essential services and products needed early in the spring. Providing much sought after information, both in print and digitally, the New York Times rallied.

The U.S. Equity Fund’s underweight to Financials supported relative returns, informed by our view of the ongoing challenging operating environment for most financial institutions during a period of historically low interest rates. Citigroup and PNC Financial negatively impacted relative returns as did regional banks Fifth Third and Keycorp. The latter two were sold by the U.S. Equity Fund.

The Information Technology sector continues to be a dominant driver of the U.S. Equity Fund’s long-term performance, but this past year saw mixed results negatively impacting the sector’s overall relative returns. The U.S. Equity Fund’s overweight to Information Technology recognizes the compelling secular tailwinds that drove strong performance from sector holdings Apple, Microsoft, and Adobe. However, due to disappointing near-term earnings outlooks, telecommunication infrastructure provider Ciena and memory chip producer Micron Technology underperformed.

The Consumer Discretionary sector was the main detractor to the U.S. Equity Fund’s performance. Part of this is attributed to not owning certain large-cap companies in the sector; as well as the disappointing performance of flooring company Mohawk and apparel manufacturer PVH Corp. Both faced stalled

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

activity due to the pandemic, but we believe in their longer-term prospects. Other holdings that detracted from U.S. Equity Fund performance and were sold include Royal Caribbean Cruises, Nokia, and Weyerhaeuser. From an allocation perspective, deemphasizing conventional Energy significantly contributed to the U.S. Equity Fund’s relative return. The U.S. Equity Fund has now divested its fossil fuel-based energy holdings but remains invested in energy through its exposure to renewable energy holdings found in other sectors.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

REIT – Real Estate Investment Trust

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2020 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	31.5%
Health Care	15.3%
Communication Services	11.7%
Consumer Discretionary	10.6%
Financials	7.9%
Consumer Staples	7.2%
Industrials	6.5%
Real Estate	3.2%
Materials	2.1%
Utilities	1.9%

[1]	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2020	Year	Year	Year	(4/30/12)	(9/30/20)
U.S. Equity Fund	14.17%	9.11%	11.60%	10.85%	$238,020
S&P 500® Index	15.15%	12.28%	14.15%	13.31%	$286,437

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares		Value
COMMON STOCKS – 97.9%

Communication Services – 11.7%
9	Alphabet, Inc. –
	Class A1	$13,190
1,494	Alphabet, Inc. –
	Class C1	2,195,583
1,129	Netflix, Inc.[1]	564,534
10,380	The New York
	Times Company –
	Class A	444,160
21,335	Verizon
	Communications, Inc.	1,269,219
4,555	Walt Disney Company	565,184
		5,051,870
Consumer Discretionary – 10.6%
2,580	Advance Auto
	Parts, Inc.	396,030
237	Booking
	Holdings, Inc.[1]	405,431
3,885	Home Depot, Inc.	1,078,904
6,415	Mohawk
	Industries, Inc.[1]	626,040
4,880	PVH Corp.	291,043
5,276	Target Corp.	830,548
7,960	TJX Companies, Inc.	442,974
3,067	TopBuild Corp.	523,506
		4,594,476
Consumer Staples – 7.2%
5,005	Colgate-Palmolive
	Company	386,136
2,048	The Estee Lauder
	Companies, Inc. –
	Class A	446,976
5,330	Kimberly-Clark Corp.	787,028
11,625	Mondelez
	International, Inc. –
	Class A	667,856
6,075	Procter & Gamble
	Company	844,364
		3,132,360
Financials – 7.9%
2,460	Aon PLC	507,498
15,885	Citigroup, Inc.	684,802
2,475	CME Group, Inc.	414,092
17,240	Morgan Stanley	833,554
3,745	PNC Financial
	Services
	Group, Inc.	411,613
4,385	T. Rowe Price
	Group, Inc.	562,245
		3,413,804
Health Care – 15.3%
6,735	Agilent
	Technologies, Inc.	679,831
2,850	Amgen, Inc.	724,356
2,167	Biogen, Inc.[1]	614,735
8,910	Cerner Corp.	644,104
3,435	Danaher Corp.	739,658
10,070	Gilead Sciences, Inc.	636,323
10,195	Merck &
	Company, Inc.	845,675
9,955	Novo Nordisk
	A/S – ADR	691,176
1,120	Regeneron
	Pharmaceuticals,
	Inc.[1]	626,954
2,075	Waters Corp.[1]	406,036
		6,608,848
Industrials – 6.5%
3,265	3M Company	522,988
2,770	Carlisle
	Companies, Inc.	338,965
2,885	Cummins, Inc.	609,197
5,865	Emerson Electric
	Company	384,568
2,545	Kansas City Southern	460,212
7,941	Wabtec Corp.	491,389
		2,807,319
Information Technology – 31.5%
2,255	Adobe, Inc.[1]	1,105,920
3,435	Analog Devices, Inc.	401,002
25,350	Apple, Inc.	2,935,783
8,110	Applied Materials, Inc.	482,139
13,000	Ciena Corp.[1]	515,970
12,190	First Solar, Inc.[1]	806,978
2,787	Intuit, Inc.	909,147
13,700	Micron
	Technology, Inc.[1]	643,352
16,816	Microsoft Corp.	3,536,909
1,215	salesforce.com, Inc.[1]	305,354

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020 (Continued)

Shares		Value
COMMON STOCKS – 97.9% (Continued)

Information Technology – 31.5% (Continued)
8,050	Visa, Inc. – Class A	$1,609,759
2,470	VMware, Inc.[1]	354,865
		13,607,178
Materials – 2.1%
3,880	AptarGroup, Inc.	439,216
2,397	Ecolab, Inc.	479,017
		918,233
Real Estate – 3.2%
2,405	Alexandria Real
	Estate Equities,
	Inc. – REIT	384,800
24,340	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	1,028,852
		1,413,652
Utilities – 1.9%
2,700	American Water Works
	Company, Inc.	391,176
8,085	Avangrid, Inc.	407,969
		799,145
TOTAL COMMON STOCKS
(Cost $27,889,804)		42,346,885

SHORT-TERM INVESTMENTS – 2.1%

Money Market Funds – 2.1%
886,464	First American
	Treasury Obligations
	Fund – Class X, 0.056%[2]
		886,464
TOTAL SHORT-TERM INVESTMENTS
(Cost $886,464)		886,464
TOTAL INVESTMENTS – 100.0%
(Cost $28,776,268)		43,233,349
Liabilities in Excess
of Other Assets – 0.0%[3]		(20,466)
NET ASSETS – 100.0%		$43,212,883

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2020.
[3]	Does not round to 0.1%.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Service, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2020

	International	U.S. Equity
	Fund	Fund
ASSETS:
Investments in securities, at value (cost $245,810,103
and $28,776,268, respectively)	$319,290,055	$43,233,349
Cash	29,884	—
Receivables:
Fund shares sold	642,200	—
Dividends and interest	912,538	31,355
Prepaid expenses	6,482	9,933
Total assets	320,881,159	43,274,637

LIABILITIES:
Payables:
Fund shares redeemed	37,423	—
Investment advisory fees, net	210,113	11,910
Administration & accounting fees	43,525	13,407
Audit fees	22,040	22,040
Transfer agent fees	11,365	3,576
Custody fees	8,882	1,450
Registration fees	6,679	274
Printing and mailing expenses	5,911	1,170
Trustee fees	4,999	4,003
Miscellaneous expenses	2,244	713
Chief Compliance Officer fees	1,858	1,858
Legal fees	295	402
Interest expense	—	951
Total liabilities	355,334	61,754
NET ASSETS	$320,525,825	$43,212,883

COMPONENTS OF NET ASSETS:
Paid-in capital	$262,924,528	$28,863,713
Total distributable (accumulated)
earnings (losses)	57,601,297	14,349,170
Net assets	$320,525,825	$43,212,883
Net assets value (unlimited shares authorized):
Net assets	$320,525,825	$43,212,883
Shares of beneficial interest
issued and outstanding	9,867,539	900,797
Net asset value, offering, and
redemption price per share	$32.48	$47.97

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2020

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $619,178
and $3,489, respectively)	$4,614,524	$587,294
Interest	43,210	5,926
Other income	517	430
Total investment income	4,658,251	593,650

Expenses:
Investment advisory fees	2,123,669	295,840
Administration & accounting fees	242,658	76,001
Custody fees	78,435	8,236
Transfer agent fees	65,292	21,754
Professional fees	30,489	30,596
Registration fees	33,974	23,662
Miscellaneous expense	31,314	10,611
Trustee fees	19,377	15,592
Reports to shareholders	14,697	2,410
Chief Compliance Officer fees	11,225	11,225
Insurance expenses	3,266	3,932
Interest expenses	302	1,429
Total expenses	2,654,698	501,288
Less: fees waived	—	(106,835)
Net expenses	2,654,698	394,453
Net investment income (loss)	2,003,553	199,197

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(7,667,097)	477,664
Net change in unrealized appreciation/depreciation
on investments and foreign currency	38,187,044	3,868,514
Net realized and unrealized gain (loss)
on investments and foreign currency	30,519,947	4,346,178
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$32,523,500	$4,545,375

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,003,553	$4,886,940
Net realized gain (loss) on investments
and foreign currency	(7,667,097)	(260,826)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	38,187,044	(11,856,017)
Net increase (decrease) in net assets
resulting from operations	32,523,500	(7,229,903)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,042,413)	(3,076,545)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	59,930,293	(6,273,189)
Total increase (decrease) in net assets	86,411,380	(16,579,637)

NET ASSETS
Beginning of year	234,114,445	250,694,082
End of year	$320,525,825	$234,114,445

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	3,824,547	$113,558,369	1,612,768	$45,606,989
Shares issued to holders
in reinvestment
of distributions	133,553	4,213,585	75,825	1,976,764
Shares redeemed[2]	(2,075,993)	(57,841,661)	(1,919,895)	(53,856,942)
Net increase (decrease)	1,882,107	$59,930,293	(231,302)	$(6,273,189)
Beginning shares	7,985,432		8,216,734
Ending shares	9,867,539		7,985,432

[2]	Net of redemption fees of $11,547 and $1,073, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$199,197	$242,257
Net realized gain (loss) on investments
and foreign currency and foreign currency	477,664	942,642
Net change in unrealized appreciation/depreciation
of investments and foreign currency	3,868,514	(438,473)
Net increase (decrease) in net assets
resulting from operations	4,545,375	746,426

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,557,801)	(1,601,301)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	2,251,119	2,648,155
Total increase (decrease) in net assets	5,238,693	1,793,280

NET ASSETS
Beginning of year	37,974,190	36,180,910
End of year	$43,212,883	$37,974,190

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	202,096	$8,935,563	109,511	$4,488,695
Shares issued to holders
in reinvestment
of distributions	27,727	1,251,324	35,793	1,324,343
Shares redeemed	(198,295)	(7,935,768)	(76,789)	(3,164,883)
Net increase (decrease)	31,528	$2,251,119	68,515	$2,648,155
Beginning shares	869,269		800,754
Ending shares	900,797		869,269

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$29.32	$30.51	$30.14	$26.12	$24.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.23	0.59	0.42	0.35	0.35
Net realized and
unrealized gain (loss)
on investments	3.64	(1.41)	0.31	4.07	1.88
Total from operations	3.87	(0.82)	0.73	4.42	2.23

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)
Distributions from
net realized gain	—	—	—	—	—
Total distributions	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$32.48	$29.32	$30.51	$30.14	$26.12
Total return	13.29%	(2.53)%	2.43%	17.26%	9.26%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$320,526	$234,114	$250,694	$219,225	$195,332
Expenses to
average net assets	1.00%	1.00%	1.04%	1.13%	1.12%
Net investment income
(loss) to average
net assets	0.75%	2.09%	1.38%	1.28%	1.40%
Portfolio turnover rate	33%	32%	26%	33%	32%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$43.69	$45.18	$41.77	$36.85	$32.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.23	0.29	0.28	0.38	0.29
Net realized and
unrealized gain (loss)
on investments	5.85	0.25	4.47	5.23	4.65
Total from operations	6.08	0.54	4.75	5.61	4.94

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.27)	(0.29)	(0.37)	(0.31)	(0.29)
Distributions from
net realized gain	(1.53)	(1.74)	(0.97)	(0.38)	(0.01)
Total distributions	(1.80)	(2.03)	(1.34)	(0.69)	(0.30)
Paid-in capital from
redemption fees	—	—	—	0.00 [2]	0.00 [2]
Net asset value,
end of year	$47.97	$43.69	$45.18	$41.77	$36.85
Total return	14.17%	2.02%	11.50%	15.47%	15.41%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$43,213	$37,974	$36,181	$33,794	$26,482
Expenses before
fees waived	1.27%	1.25%	1.30%	1.38%	1.35%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment
income (loss) before
fees waived	0.23%	0.43%	0.34%	0.61%	0.49%
Net investment income
(loss) after fees waived	0.50%	0.68%	0.64%	0.99%	0.84%
Portfolio turnover rate	38%	28%	27%	22%	29%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020

NOTE 1 – ORGANIZATION

The International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long-term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The International Fund invests in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Trust’s Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$14,392,678	$—	$14,392,678
Consumer
Discretionary	6,251,485	24,469,006	—	30,720,491
Consumer Staples	9,865,132	30,351,156	—	40,216,288
Financials	3,649,078	43,171,426	—	46,820,504
Health Care	20,896,325	32,494,235	—	53,390,560
Industrials	—	52,731,907	—	52,731,907
Information
Technology	14,294,688	25,569,977	—	39,864,665
Materials	—	17,978,842	—	17,978,842
Real Estate	—	11,484,244	—	11,484,244
Utilities	6,207,304	—	—	6,207,304
Total Common
Stocks	61,164,012	252,643,471	—	313,807,483
Short-Term
Investments	5,482,572	—	—	5,482,572
Total Investments
in Securities	$66,646,584	$252,643,471	$—	$319,290,055

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$42,346,885	$—	$—	$42,346,885
Short-Term
Investments	886,464	—	—	886,464
Total Investments
in Securities	$43,233,349	$—	$—	$43,233,349

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of September 30, 2020, the Funds had no post-October losses or late year losses. At September 30, 2020, the International Fund had short-term capital loss carryforwards of $9,139,730 and long-term capital loss carryforwards of $3,088,855. The U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2020, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2020, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Boston Common Asset Management, LLC (the “Adviser”) determines that the value of illiquid investments held by the Funds exceed 15% of their net asset value, the Adviser will report the occurrence to the Trust as soon as practicable after the occurrence is observed, but no less than within one business day of verification of the occurrence. The information provided on any such report shall include an explanation of the extent and causes of the occurrence, the duration of the occurrence, and how the Adviser intends to bring the Funds’ illiquid investments back within the 15% limit within a reasonable period of time. The Adviser shall notify the Trust if the amount of the Funds’ illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to the tax deferral of losses on wash sales. For the year ended September 30, 2020, the following adjustments were made:

Distributable
	Paid-in	(Accumulated)
	Capital	Earnings (Losses)
International Fund	$—	$—
U.S. Equity Fund	56,885	(56,885)

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Funds have chosen to early adopt the eliminated or modified disclosures.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds' financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

daily net assets of each Fund. For the year ended September 30, 2020, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At September 30, 2020, the remaining cumulative unreimbursed amount waived by the Adviser on behalf of the U.S. Equity Fund that may be reimbursed was $305,362. For the year ended September 30, 2020, the Adviser did not waive any fees or reimburse expenses for the International Fund. The Adviser may recapture a portion of the above amount no later than the dates stated below. Any recapture of a fee waived or expense reimbursed should occur before the end of the third year following the period to which the fee waiver and/or expense absorption relates.

The amount of fees and expenses waived and reimbursed by the Adviser during the year ended September 30, 2020 are disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2021	$108,475
September 30, 2022	90,052
September 30, 2023	106,835

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2020, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
International Fund	$143,647,413	$86,727,630
U.S. Equity Fund	15,326,235	14,536,220

For the year ended September 30, 2020, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2020 and the year ended September 30, 2019 were as follows:

	2020	2019
International Fund
Ordinary Income	$6,042,413	$3,076,545
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary Income	$231,822	$231,388
Long-term capital gain	1,325,979	1,369,913

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at year ended September 30, 2020 were as follows1:

International Fund

Cost of investments	$251,813,572
Gross tax unrealized appreciation	84,573,981
Gross tax unrealized depreciation	(17,082,965)
Net tax unrealized appreciation (depreciation)	67,491,016
Undistributed ordinary income	2,338,866
Undistributed long-term capital gain	—
Total distributable earnings	2,338,866
Other distributable (accumulated) earnings (losses)	(12,228,585)
Total distributable (accumulated) earnings (losses)	$57,601,297

U.S. Equity Fund

Cost of investments	$29,015,660
Gross tax unrealized appreciation	15,478,005
Gross tax unrealized depreciation	(1,260,316)
Net tax unrealized appreciation (depreciation)	14,217,689
Undistributed ordinary income	131,481
Undistributed long-term capital gain	—
Total distributable earnings	131,481
Other distributable (accumulated) earnings (losses)	—
Total distributable (accumulated) earnings (losses)	$14,349,170

[1]
The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment company securities.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended September 30, 2020 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended September 30, 2020 was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	1,012,000	1,261,000
Average balance when in use	845,750	751,714
Credit facility outstanding as of
September 30, 2020	—	—
Average interest rate	3.25%	3.68%

NOTE 7 – ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020. The Meeting was held for all series of the Trust. All Trust shareholders of record, in the aggregate across all series of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal were as follows:

Proposal: Election of Trustees to
the Board of Trustees of the Trust	For Votes	Votes Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following individuals, each of whom has been elected by shareholders:

Kathleen T. Barr, Independent Trustee
Ashi S. Parikh, Independent Trustee
Wallace L. Cook, Independent Trustee
Carl A. Froebel, Independent Trustee
Eric W. Falkeis, Independent Trustee
Steven J. Paggioli, Independent Trustee

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Continued)

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2020

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 – 9/30/20).

Actual Expenses

The “Actual” line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2020 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/20	9/30/20	4/1/20 – 9/30/20[1]
Actual	$1,000.00	$1,270.70	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,019.95	5.10

[1]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 1.01% multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/20	9/30/20	4/1/20 – 9/30/20[2]
Actual	$1,000.00	$1,292.60	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,020.00	5.05

[2]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser’s Chief Compliance Officer (“Adviser CCO”) to serve as the administrator of the program. The Adviser CCO conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser CCO manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser CCO’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser CCO regarding the operation and effectiveness of the program for the period June 30, 2019 through December 31, 2019. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser CCO provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years, and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Former owner	2	Independent
(born 1955)		Term;	of a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich BDC,
Fund Services		November	Productive Capital		Inc. (August
2020 E. Financial Way		2018.	Management, Inc.;		2019 to present);
Suite 100			formerly, Chief		Independent
Glendora, CA 91741			Administrative Officer,		Trustee for the
			Senior Vice President		William Blair
			and Senior Managing		Funds (2013
			Director of Allegiant		to present)
			Asset Management		(21 series);
			Company (merged		Independent
			with PNC Capital		Trustee for the
			Advisors, LLC		AmericaFirst
			in 2009); formerly,		Quantitative
			Chief Administrative		Funds (2012
			Officer, Chief		to 2016).
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May 1991.	Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal		Director,
c/o U.S. Bank Global		Since	ETF Services LLC		Muzinich BDC,
Fund Services		September	(2018 to present);		Inc. (August
2020 E. Financial Way		2011.	formerly, Chief		2019 to present);
Suite 100	Chair-	Indefinite	Operating Officer,		Interested
Glendora, CA 91741	person	Term;	Direxion Funds		Trustee, Tidal
		Since	(2013 to 2018);		ETF Trust
		August	formerly, Senior Vice		(2018 to
		2019.	President and Chief		present)
			Financial Officer		(8 series);
			(and other positions),		Former
			U.S. Bancorp Fund		Interested
			Services, LLC.		Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bank Global		Since	National Investor
Fund Services		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant;	2	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May 1991.	Investment Company		Inc. (August
2020 E. Financial Way			Administration, LLC		2019 to present);
Suite 100			(mutual fund		Independent
Glendora, CA 91741			administrator).		Trustee, AMG
Funds
(49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Ashi S. Parikh	Trustee	Indefinite	Investment	2	Independent
(born 1966)		Term;	professional;		Trustee, PNC
c/o U.S. Bank Global		Since	formerly, Chief		Funds (2018
Fund Services		June 2020.	Executive and Chief		to 2019)
2020 E. Financial Way			Investment Officer		(32 series);
Suite 100			and various other		Interested
Glendora, CA 91741			positions,RidgeWorth		Trustee,
			Investments, LLC		RidgeWorth
			(global investment		Funds (2014
			management firm)		to 2017)
			(2006 to 2017);		(35 series);
			formerly, Chief		Board of
			Investment Officer		Directors
			Institutional Growth		Member,
			Equities, Eagle Asset		Investment
			Management		Working Group,
			(Financial Advisor);		The Ohio State
			formerly Sr. Managing		University
			Director, Growth		Endowments
			Equities, Banc One		and Foundation
			Investment Advisors		(2016 to
			(Financial Advisor).		present); Board
of Directors,
World Methodist
Council,
Investment
Committee
(2018 to
present).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
2020 E. Financial Way		2013.	July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1990)	Secretary	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global
Fund Services		March	Fund Services
615 East Michigan St.		2020.	since August 2016;
Milwaukee, WI 53202			Summer Associate,
Husch Blackwell
LLP (2015); Law
Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014 to 2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services since
Milwaukee, WI 53202	Laundering		August 2004.
Officer,
Vice
President

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

At a meeting held on August 13-14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Adviser”) for each of the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term.  At this meeting and at a prior meeting held on May 19-20, 2020, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the recent COVID-19 pandemic. The Board considered that Boston Common was a socially responsible manager and that each Fund invested in issuers that met the Adviser’s specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Adviser’s ESG criteria and also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the course of the prior year they had met with certain personnel of the Adviser in person or by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2020. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.  In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Boston Common ESG Impact International Fund, the Board noted that the Fund performed in line with its peer group median for the one-year period and underperformed for the three-year period and the five-year period.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had outperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

underperformed the Adviser’s international composite for the one-year, three-year and five-year periods ended March 31, 2020, and the reasons given by the Adviser for the differences in performance.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark, noting that the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had underperformed the Adviser’s tax-exempt core composite for the one-year, three-year and five-year periods ended March 31, 2020, and the reasons given by the Adviser for the differences in performance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Boston Common ESG Impact International Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”) and noted that the Fund continued to operate below this level.  The Board noted that the Fund’s advisory fee was below that of its peer group median and average and the net expense ratio was equal to its peer group median and slightly above its peer group average.  The Board noted that the advisory fees charged to the Boston Common ESG Impact International Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and was lower than the peer group average, and that the net expense ratio was equal to the peer group median and was slightly higher than the peer group average. The Board noted that the advisory fees charged to the Boston Common ESG Impact U.S. Equity Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also considered that, with respect to the Boston Common ESG Impact International Fund, the annual expense ratio has continued to operate at a level below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement, was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2020, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Tax Withheld
Australia	$129,764	$—
Belgium	28,492	4,274
Switzerland	460,258	98,300
Chile	—	—
Germany	635,911	35,119
Denmark	242,094	36,314
Spain	328,550	49,283
Finland	293,310	43,997
France	467,826	70,174
Great Britain	330,691	—
Hong Kong	222,372	—
Indonesia	133,303	37,757
Ireland	30,253	—
Jersey	119,244	—
Japan	943,156	94,316
South Korea	—	7,291
Netherlands	385,669	38,538
Norway	—	44,210
Sweden	108,228	16,234
Singapore	189,806	—
Thailand	97,061	9,706
Taiwan	87,865	18,452
South Africa	1,116,195	—
	$6,350,048	$603,965

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2020, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	$0.0000	$0.0132
Belgium	0.0004	0.0029
Switzerland	0.0100	0.0466
Chile	0.0000	0.0000
Germany	0.0036	0.0644
Denmark	0.0037	0.0245
Spain	0.0050	0.0333
Finland	0.0045	0.0297
France	0.0071	0.0474
Great Britain	0.0000	0.0335
Hong Kong	0.0000	0.0225
Indonesia	0.0038	0.0135
Ireland	0.0000	0.0031
Jersey	0.0000	0.0121
Japan	0.0096	0.0956
South Korea	0.0007	0.0000
Netherlands	0.0039	0.0391
Norway	0.0045	0.0000
Sweden	0.0016	0.0110
Singapore	0.0000	0.0192
Thailand	0.0010	0.0098
Taiwan	0.0019	0.0089
South Africa	0.0000	0.1131

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as qualified dividend income was as follows:

International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2020 was as follows:

International Fund	0.00%
U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

International Fund	0.00%
U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (877) 777-6944.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact International Fund

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    December 3, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 3, 2020

* Print the name and title of each signing officer under his or her signature.